MFS® BLENDED RESEARCH® CORE EQUITY PORTFOLIO	MFS® INTERNATIONAL VALUE PORTFOLIO
MFS® BOND PORTFOLIO	MFS® MASSACHUSETTS INVESTORS GROWTH STOCK PORTFOLIO
MFS® CORE EQUITY PORTFOLIO	MFS® MONEY MARKET PORTFOLIO
MFS® EMERGING MARKETS EQUITY PORTFOLIO	MFS® NEW DISCOVERY PORTFOLIO
MFS® GLOBAL GOVERNMENTS PORTFOLIO	MFS® RESEARCH INTERNATIONAL PORTFOLIO
MFS® GLOBAL GROWTH PORTFOLIO	MFS® STRATEGIC INCOME PORTFOLIO
MFS® GLOBAL RESEARCH PORTFOLIO	MFS® TECHNOLOGY PORTFOLIO
MFS® GLOBAL TACTICAL ALLOCATION PORTFOLIO	MFS® TOTAL RETURN PORTFOLIO
MFS® GOVERNMENT SECURITIES PORTFOLIO	MFS® UTILITIES PORTFOLIO
MFS® HIGH YIELD PORTFOLIO	MFS® VALUE PORTFOLIO
MFS® INTERNATIONAL GROWTH PORTFOLIO

As of December 17, 2012, any reference made to 500 Boylston Street, Boston, MA 02116 is restated as the following: 111 Huntington Avenue, Boston, MA 02199.